EXHIBIT 99.1

                Computational Materials and/or ABS Term Sheet.

CWMBS, Inc.
CHL Mortgage Pass-Through Trust 2004-22
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------





New Issue Marketing Materials
-----------------------------

$642,036,000 (Approximate)

CHL Mortgage Pass-Through Trust 2004-22
Mortgage Pass-Through Certificates, Series 2004-22

CWMBS, Inc.
Depositor

Countrywide Home Loans, Inc.
Seller

Countrywide Home Loans Servicing LP
Master Servicer

Bear, Stearns & Co. Inc.
Lead Underwriter

Countrywide Securities Corporation
Co-Underwriter


All statistical Information is preliminary and based upon Information as of September 1, 2004.


September 27, 2004





Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976            September 27, 2004
------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement. Page 1

CWMBS, Inc.
CHL Mortgage Pass-Through Trust 2004-22
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------

                                                      $642,036,000
                                         CHL Mortgage Pass-Through Trust 2004-22
                                                Hybrid ARM Mortgage Loans
------------------------------------------------------------------------------------------------------------------------

                               Expected  Credit
               Certificate      Ratings  Enhance.   Interest Rate
   Class         Size (1)      (S&P/Mdy) %age (2)        Type            Collateral Type          Certificate Type
------------------------------------------------------------------------------------------------------------------------
                                                Offered Certificates
------------------------------------------------------------------------------------------------------------------------
    A-1       $ 129,528,000     AAA/Aaa    4.50%       WAC (3)             5/1 Hybrids          Senior Pass-Through
------------------------------------------------------------------------------------------------------------------------
    A-2        $ 78,000,000     AAA/Aaa    4.50%       WAC (4)             5/1 Hybrids          Senior Pass-Through
------------------------------------------------------------------------------------------------------------------------
    A-3       $ 412,750,000     AAA/Aaa    4.50%       WAC (5)             5/1 Hybrids          Senior Pass-Through
------------------------------------------------------------------------------------------------------------------------

    X-2        Notional (6)     AAA/Aaa    4.50%      Fixed (6)            5/1 Hybrids          Senior Interest Only
------------------------------------------------------------------------------------------------------------------------

    X-3        Notional (7)     AAA/Aaa    4.50%      Fixed (7)            5/1 Hybrids          Senior Interest Only
------------------------------------------------------------------------------------------------------------------------
     M         $ 11,366,000     AA/Aa2     2.75%       WAC (8)             5/1 Hybrids              Subordinate
------------------------------------------------------------------------------------------------------------------------
    B-1         $ 6,495,000      A/A2      1.75%       WAC (8)             5/1 Hybrids              Subordinate
------------------------------------------------------------------------------------------------------------------------
    B-2         $ 3,897,000    BBB/Baa2    1.15%       WAC (8)             5/1 Hybrids              Subordinate
------------------------------------------------------------------------------------------------------------------------
                                               Privately Offered Certificates
------------------------------------------------------------------------------------------------------------------------
    B-3         $ 3,572,000      BB/NR     0.60%       WAC (8)             5/1 Hybrids              Subordinate
------------------------------------------------------------------------------------------------------------------------
    B-4         $ 2,273,000      B/NR      0.25%       WAC (8)             5/1 Hybrids              Subordinate
------------------------------------------------------------------------------------------------------------------------
    B-5         $ 1,624,874       NR        --         WAC (8)             5/1 Hybrids              Subordinate
------------------------------------------------------------------------------------------------------------------------

(1)  The Certificate Sizes are approximate and subject to a +/- 5% variance.

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

(3) The Class A-1 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.198%].

(4) Up to and including the distribution date in September 2009, the Class A-2 Certificates will bear interest at a variable rate (the Pass-Through
     Rate) equal to the weighted average of the Net Rates of the Mortgage Loans minus [0.459%]. After the distribution date in September 2009, the Class A-2 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.739%].

(5) Up to and including the distribution date in September 2009, the Class A-3 Certificates will bear interest at a variable rate (the Pass-Through
     Rate) equal to the weighted average of the Net Rates of the Mortgage Loans minus [0.292%]. After the distribution date in September 2009, the Class A-3 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.906%].

(6) Up to and including the distribution date in September 2009, the Class X-2 Certificates will bear interest at a fixed pass-through rate equal to [0.459%] based on a notional balance equal to the aggregate current principal balance of the Class A-2 Certificates. After the distribution date in September 2009, the Class X-2 Certificates will not bear any interest.

(7) Up to and including the distribution date in September 2009, the Class X-3 Certificates will bear interest at a fixed pass-through rate equal to [0.292%] based on a notional balance equal to the aggregate current principal balance of the Class A-3 Certificates. After the distribution date in September 2009, the Class X-3 Certificates will not bear any interest.


Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976            September 27, 2004
------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement. Page 2

CWMBS, Inc.
CHL Mortgage Pass-Through Trust 2004-22
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------

(8) The Subordinate Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.198%].





Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976            September 27, 2004
------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement. Page 3

CWMBS, Inc.
CHL Mortgage Pass-Through Trust 2004-22
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------



Depositor:                                  CWMBS, Inc.

Master Servicer:             Countrywide Home Loans Servicing LP.

Trustee:                     The Bank of New York.

Originator/Seller:           The Mortgage Loans were originated by Countrywide
                             Home Loans, Inc.

Lead Underwriter:            Bear, Stearns & Co. Inc.

Co-Underwriter:              Countrywide Securities Corporation

Cut-off Date:                September 1, 2004

Closing Date:                September 30, 2004

Rating Agencies:             Standard & Poor's and Moody's Investors Service

Legal Structure:             REMIC

Optional Call:               10% cleanup call

Distribution Date:           25th of each month, or next business day,
                             commencing October 25, 2004.

Remittance Type:             Scheduled/Scheduled

Form of Registration:        The offered certificates will be issued in
                             book-entry form. Persons acquiring beneficial ownership interests in the book-entry securities will hold their securities through The Depository
                             Trust Company in the United States and through Clearstream, Luxembourg or the Euroclear System in Europe, if they are participants of any such systems, or indirectly through organizations which are participants.

ERISA: The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Senior Certificates and Class M Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976            September 27, 2004
------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement. Page 4

CWMBS, Inc.
CHL Mortgage Pass-Through Trust 2004-22
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------

Advancing Obligation:        The Master Servicer is obligated to advance
                             delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable. The Master Servicer will be required to advance to the extent that an Underlying Servicer fails in its obligation.

Compensating Interest:       On each distribution date, the Master Servicer is
                             required to cover certain interest shortfalls as a result of certain prepayments as more fully described in the prospectus supplement up to an amount equal to the product of one-twelfth of the master servicing fee and the aggregate Stated
                             Principal Balance of the Mortgage Loans for that Distribution Date.

Collateral Description:      As of September 1, 2004, the aggregate principal
                             balance of the Mortgage Loans described herein is expected to be approximately $649.5 million. The
                             Mortgage Loans are conventional, adjustable rate
                             One-Year LIBOR indexed or One Year CMT indexed mortgage loans with initial rate adjustments occurring five years after the date of origination ("Hybrid ARMs"). Approximately 77% of the Mortgage Loans allow for payments of interest only for a term equal to the initial fixed period of the mortgage loan. After such interest only period, such mortgage loans will fully amortize over its remaining term.

                             Preliminary collateral characteristics as follows:

-----------------------------------------------------------------------------------------------------
            % of     Gross     Net    WAM     Gross     Net   Initial   Period    Max    Mos to Roll

    Pool    Pool      WAC      WAC   (mos.)  Margin   Margin    Cap       Cap     Rate
                                                                                         ------------
-----------------------------------------------------------------------------------------------------
  Totals:  100.00%   5.450%  5.198%   360    2.265%   2.013%   4.990%   2.000%  10.464%      60
-----------------------------------------------------------------------------------------------------

                             o The master servicing fee is equal to 0.250% until the first adjustment date and 0.375% thereafter.
                             o The LPMI fee is equal to approximately 0.0017% (weighted average initially as of the Cut-off
                                 Date).

Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976            September 27, 2004
------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement. Page 5

CWMBS, Inc.
CHL Mortgage Pass-Through Trust 2004-22
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------

                             See the attached collateral descriptions for more information. NOTE: the information related to the Mortgage Loans described herein reflects information as of September 1, 2004. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 5%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 5% from amounts shown on the front cover hereof.

Underwriting Standards:      The Mortgage Loans were underwritten to the
                             guidelines of the Originator as more fully described in the prospectus supplement

Credit Enhancement:          Credit Enhancement for the Certificates will be
                             provided by a senior/subordinate shifting interest structure. The Subordinate Certificates provide credit enhancement for the Class A
                             Certificates and Class X Certificates.

Cash-Flow                    Description: Distributions on the Certificates
                             will be made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                             Available Funds:
                             1. Payment of interest to the holders of the
                                Class A and Class X Certificates at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof);
                             2. Payment of principal to the holders of the
                                Class A Certificates in an amount equal to the Senior Optimal Principal Amount;
                             3. Payment of interest and principal sequentially
                                to the Subordinate Certificates in the order of their numerical Class designations, beginning with the Class M Certificates, so that each such Class shall receive (a) the weighted average Net Mortgage Rate of the Mortgage Loans, and (b) such class' Allocable Share of the Subordinate Optimal Principal Amount.


Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976            September 27, 2004
------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement. Page 6

CWMBS, Inc.
CHL Mortgage Pass-Through Trust 2004-22
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------

Shifting Interest:           The Senior Certificates will be entitled to
                             receive 100% of the prepayments on the related mortgage loans up to and including September
                             2011. The Senior Prepayment Percentage can be reduced to the related Senior Percentage plus
                             70%, 60%, 40%, 20% and 0% of the related
                             Subordinate Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the aggregate Current Principal Amount of the Subordinate Certificates does not exceed 50% and
                             (ii) cumulative realized losses for the related
                             Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

                             Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and
                             (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the aggregate Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to September 2007, 20% or b) after September 2007, 30%, then prepayments will be allocated on a pro rata basis.

                             If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the Subordinate Certificates.



Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976            September 27, 2004
------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement. Page 7

CWMBS, Inc.
CHL Mortgage Pass-Through Trust 2004-22
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------

Allocation of Losses:        Realized Losses on the Mortgage Loans will be
                             allocated to the most junior class of
                             Certificates outstanding beginning with the Class
                             B-5 Certificates, until the Certificate Principal
                             Balance of each Subordinate Class has been reduced to zero. Thereafter, Realized Losses on the Mortgage Loans will be allocated to the Senior Certificates.

                             Excess losses on the Mortgage Loans (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to the Senior Certificates and Subordinate Certificates.


Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976            September 27, 2004
------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement. Page 8

                        STATEMENT REGARDING ASSUMPTIONS
           AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION


The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.